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                                                                     Exhibit 1-B


                         DELMARVA POWER & LIGHT COMPANY

                                 Preferred Stock

                             UNDERWRITING AGREEMENT


                                                                __________, 199_


To the Representative named in Schedule I hereto of the Underwriters named in Schedule II hereto

Ladies and Gentlemen:

                  The undersigned, Delmarva Power & Light Company, a Delaware and Virginia corporation (the "Company"), hereby confirms its agreement with each of the several Underwriters hereinafter named as follows:

                  The term "Underwriters" as used herein shall be deemed to mean the firm or corporation or the several firms or corporations named in Schedule II hereto and any underwriter substituted as provided in Section 3 and the term "Underwriter" shall be deemed to mean one of such Underwriters. If the firm or firms listed in Schedule I hereto (the "Representative") are the same as the firm or firms listed in Schedule II hereto, then the terms "Underwriters" and "Representative", as used herein, shall each be deemed to refer to such firm or firms. The Representative represents that it has been authorized by the Underwriters to execute this Agreement on their behalf and to act for them in the manner herein provided. All obligations of the Underwriters hereunder are several and not joint. If more than one firm is named in Schedule I hereto, any action under or in respect of this Agreement may be taken by such firms jointly as the Representative or by one of the firms acting on behalf of the Representative and such action will be binding upon all the Underwriters.

                  1. Description of Shares. The Company has authorized by appropriate corporate action and proposes to issue and sell to the several Underwriters its Preferred Stock ("Preferred Stock") as designated, and in the amount specified, in Schedule I hereto (the "Shares").
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                  2. Representations, Warranties and Agreements of the Company.
The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (a) A registration statement (No. 333- ) with respect to the Shares, including a preliminary prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the applicable published rules, regulations and releases of the Securities and Exchange Commission (the "Commission") thereunder (the "Rules and Regulations"), and has been filed with the Commission. Such registration statement has been declared effective by the Commission. Copies of such registration statement, including the exhibits filed therewith, have heretofore been delivered to the Representative, and copies of any amendments thereto, including the exhibits filed therewith, which shall be subsequently filed also will be delivered to the Representative. As used in this Agreement, the term "Registration Statement" means such registration statement, including exhibits, financial statements and all documents incorporated therein by reference, as amended to the date hereof, and the term "Prospectus" means the completed prospectus, reflecting the terms of the sale of the Shares, proposed, on or about the date hereof, to be mailed to or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations under the Act ("Rule 424(b)"), including all documents incorporated therein by reference (the "Incorporated Documents"). In the event of any amendment to the Registration Statement after the date hereof, the term "Registration Statement" also shall mean such Registration Statement as so amended. In the event of any supplement to the Prospectus, after the date of the mailing to or the filing with the Commission of the Prospectus pursuant to Rule 424(b), the term "Prospectus" also shall mean such Prospectus as so amended or supplemented. Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), deemed to be incorporated therein after the date hereof and prior to the termination of the offering of the Shares by the Underwriters.

                  (b) No stop order with respect to the Registration Statement has been issued, no order directed to the adequacy or accuracy of any document incorporated by reference into the Prospectus has been issued by the Commission and no proceeding for any such purpose has been initiated or is pending or, to the knowledge of the Company, is contemplated by the Commission.
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                  (c) At the date of this Agreement and at all times subsequent hereto up to and at the Closing Date (as defined in Section 3), the Registration Statement does and will, and when the Prospectus shall be filed with the Commission pursuant to Rule 424(b), and at all times subsequent thereto up to and at the Closing Date, the Prospectus will, in each case, contain all statements and information which are required to be included therein by the Act and the Rules and Regulations and conform, in all material respects, to the requirements of the Act and the Rules and Regulations; and on said dates neither the Registration Statement nor the Prospectus does or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use in the preparation thereof. There are no contracts or documents of the Company or of any Subsidiary (as defined below) of the Company which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been filed as required.

                  (d) The Company has filed timely all reports and all definitive proxy and information statements required to be filed by the Company with the Commission pursuant to the Exchange Act and the rules and regulations of the Commission thereunder. Each of the Incorporated Documents, when it was filed with the Commission (or if any such document has been amended to correct any error or omission therein, when such amendment was filed with the Commission) and when any other amendment thereof was filed with the Commission, complied as to form in all material respects to the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and any Incorporated Document and any amendment thereto, when hereafter filed with the Commission, will comply as to form in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and none of such documents (as amended by any such corrective amendment heretofore filed) includes or will include any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
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                  (e) The Company has been duly organized and is validly
         existing as a corporation in good standing under the laws of Delaware and Virginia, with all corporate power and other authority, including franchises, necessary to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to issue and sell the Shares; the Company is duly qualified to do business as a foreign corporation in good standing in Maryland, New Jersey, Ohio and Pennsylvania, being all of the jurisdictions in which the conduct of its business or its ownership or leasing of properties requires such qualification. The Company has no direct subsidiaries other than Delmarva Energy Company, Delmarva Industries, Inc., Delmarva Capital Investments, Inc., Delmarva Services Company, Conectiv Services, Inc. and Conectiv Communications, Inc. (each, a "Subsidiary" and, collectively, the "Subsidiaries"), all of the stock of each of which is owned by the Company, free and clear of any lien, pledge or other encumbrance, except as discussed in the opinion of Dale G. Stoodley, General Counsel for the Company, delivered pursuant to
         Section 5(d) hereof. Each of the Subsidiaries has been duly organized and is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business as a foreign corporation and is in good standing under the laws of any jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, with all corporate and other authority and franchises necessary to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus.

                  (f) The performance of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them is bound or to which any of their property is subject, or of the Company's Restated Certificate and Articles of Incorporation, as amended, or By-Laws, as amended, or any order, rule or regulation of any court or other governmental body applicable to the Company or any of the Subsidiaries or any of their property.

                  (g) The Company has full power and lawful authority to authorize, issue and sell the Shares on the terms and conditions herein set forth, and has taken all corporate action necessary therefor; has obtained every consent, an
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         approval, authorization or other order of any regulatory body which is required for such authorization, issue or sale, except as may be required under state securities laws; and such consents, approvals, authorizations or other orders are not subject to appeal.

                  (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in or contemplated by the Registration Statement and the
         Prospectus: (1) neither the Company nor any of the Subsidiaries has incurred or will incur any liability or obligation, direct or contingent, or entered into or will enter into any transaction, not in the ordinary course of business, in either case, material to the Company and the Subsidiaries taken as a whole; (2) there has not been and will not be any material change in the capital stock or long-term debt of the Company and the Subsidiaries taken as a whole or any material adverse change in the condition (financial or other), net worth or results of operations of the Company and the Subsidiaries taken as a whole; and (3) no loss or damage, material to the Company and the Subsidiaries taken as a whole (whether or not insured), to the property of the Company or any of the Subsidiaries has been sustained.

                  (i) The financial statements set forth in or incorporated by reference into the Registration Statement and the Prospectus fairly present the consolidated financial condition of the Company and the Subsidiaries and the results of their operations as of the dates and for the periods therein specified; and said financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles which have been consistently applied throughout the periods involved.

                  (j) Coopers & Lybrand, which has reported on certain financial statements filed with the Commission and incorporated by reference into the Registration Statement and the Prospectus, are independent certified public accountants as required by the Act and the Rules and Regulations.

                  (k) Except as set forth in or contemplated by the Registration Statement and the Prospectus, there is not pending any action, suit or other proceeding to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject, before or by any court or other governmental body, which might result in any material adverse change in the condition, business or prospects of the Company and the Subsidiaries taken as a whole or might materially adversely
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         affect the properties or assets of the Company and the Subsidiaries taken as a whole or the transactions contemplated by this Agreement; and no such action, suit or proceeding is known by the Company to be threatened or contemplated.

                  (l) All of the outstanding shares of the capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; when the Shares shall have been delivered against payment therefor as provided herein, they will have been duly and validly issued, and will be fully paid and non-assessable and free and clear of any claim, lien, encumbrance or security interest on behalf of, or arising through, the Company; and the Shares conform to the description thereof contained in the Registration Statement and the Prospectus.

                  (m) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Act of 1940, as amended.

                  (n) The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its Subsidiaries, taken as whole.

                  (o) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and
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         liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

                  3. Sale, Purchase, and Delivery of Shares; Substitution of Underwriters. On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the respective principal amount of Shares set forth opposite the name of such Underwriter in
Schedule II hereto at the purchase price set forth in Schedule I hereto.

                  The Company agrees to make the certificates for the Shares available to the Representative for the purpose of expediting their checking and packaging on behalf of the Underwriters, at the New York City offices of Chemical Bank, not later than 1:30 P.M. on the business day next preceding the Closing Date.

                  Payment for the Shares shall be made at the place, time and date specified in Schedule I hereto or at such other time and date as the Representative and the Company may agree in writing, such time and date for payment being herein referred to as the "Closing Date". On the Closing Date, the Company shall deliver certificates for the Shares to the Representative for the respective accounts of the Underwriters, against payment to or upon the order of the Company of the purchase price of the Shares, by certified check or checks, or official bank or bank cashier's check or checks, payable in New York Clearing House funds. Time shall be of the essence, and delivery at the time determined as set forth above is a further condition of the obligation of each Underwriter and of the Company. The certificates for the Shares so delivered shall be registered in the respective names of the Underwriters in the respective numbers of shares set forth opposite the names of such Underwriters in Schedule II annexed hereto, but the Company will, if requested by the Representative not less than three (3) full business days prior to the Closing Date, deliver all or any part of such certificates registered in such other names and in such other denominations as may be requested. To the extent practicable, the Representative will furnish the taxpayer identification numbers of the registered owners.

                  It is understood that the several Underwriters propose to offer the Shares for sale as set forth in the Prospectus.

                  In the event of default by one or more Underwriters in respect of their obligations under this Agreement to take up and
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pay for the Shares pursuant to this Section, and if the aggregate of such defaults shall not exceed 10% of the Shares, the remaining Underwriters shall be obligated severally (in proportion to their respective commitments hereunder or in such other proportion as may be agreed upon by the Representative) to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall for any reason permitted under this Agreement cancel its or their obligations to take up and pay for the Shares pursuant to this Section, or in the event of a default by one or more Underwriters in respect of their obligations under this Agreement to take up and pay for the Shares pursuant to this Section, and if the aggregate of such cancellations or defaults shall exceed 10% of the aggregate principal amount of the Shares the remaining Underwriters shall have the right to take up and pay for (in such proportion as may be agreed upon by the Representative) the Shares which the canceling or defaulting Underwriter or Underwriters agreed but failed to purchase. If such remaining Underwriters do not, at the Closing Date, take up and pay for the aggregate principal amount of the Shares which the canceling or defaulting Underwriter or Underwriters failed to purchase, the time for delivery of the Shares shall be extended for twenty-four hours, and the several Underwriters shall have the privilege of substituting within such twenty-four hours another underwriter or underwriters satisfactory to the Company. If no such underwriter or underwriters shall have been substituted as aforesaid, prior to the termination of such extended time for delivery, the time for delivery of the Shares shall be extended for a further twenty-four hours, during which the Company shall have the privilege of finding another underwriter or underwriters, satisfactory to the Representative, to purchase the aggregate principal amount of the Shares which the canceling or defaulting Underwriter or Underwriters failed to purchase. If it shall be arranged for the remaining Underwriters or substituted underwriters to take up the Shares of the canceling or defaulting Underwriter or Underwriters as provided in this Section, (i) the Representative or the Company shall have the right to postpone the time of delivery of the Shares for a period of not more than seven full business days, in order to effect whatever changes which such arrangements may make necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendment to the Registration Statement or any supplement to the Prospectus which such arrangements may make necessary, and (ii) the Shares to be purchased by the remaining Underwriters or substituted underwriters shall be taken as the basis of their respective underwriting obligations for all purposes of this Agreement.
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                  If, in the event of a default by one or more Underwriters, the remaining Underwriters shall not take up and pay for all of the Shares agreed to be purchased by the defaulting Underwriters or substitute another underwriter or underwriters as aforesaid and the Company shall not find another underwriter or underwriters for such Shares as aforesaid, then this Agreement may be terminated by the Company by giving prompt notice to the remaining Underwriters.

                  If the Company shall not so elect to terminate this Agreement, it shall have the right to require such remaining Underwriters, irrespective of the default as aforesaid, to purchase the aggregate principal amount of the Shares which they have agreed to purchase hereunder. In such event the Company shall, within twenty-four hours after such second twenty-four hour period, give notice thereof in writing or by facsimile transmission to such remaining Underwriters and thereupon the time for delivery of the Shares may be postponed for a period of not more than four full business days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements and the Company agrees promptly to file any amendment to the Registration Statement or any supplement to the Prospectus which may thereby be made necessary. In the absence of such notice from the Company, this Agreement shall terminate without further action on the part of either the Company or the Underwriters.

                  In the event of any such termination, the Company shall not be under any liability to any Underwriter (except to the extent provided in Sections 4(e) and 7 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed to purchase Shares otherwise than for some reason permitted under this Agreement) be under any liability to the Company (except to the extent provided in Section 7 hereof).

                  Any action taken by the non-defaulting Underwriters or by the Company under this Section shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  4. Covenants of the Company. The Company further covenants and agrees with the several Underwriters that:

                  (a) The Company shall comply with the provisions of, and make all requisite filings with the Commission pursuant to, Rule 430A of the Rules and Regulations and notify the Representative promptly of all such filings. The Company will not at any time file any amendment to the Registration Statement or supplement to the Prospectus of which the
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         Representative shall not previously have been advised and furnished with a copy or to which the Representative or Reid & Priest, counsel for the several Underwriters, shall have reasonably and promptly objected in writing or which is not in compliance with the Act, the Rules and Regulations, the Exchange Act or the rules and regulations of the Commission thereunder. The Company will prepare and file with the Commission, promptly upon the Representative's request, any amendment to the Registration Statement or supplement to the Prospectus which, in the opinion of counsel for the several Underwriters and counsel for the Company, may be necessary or advisable in connection with the offering of the Shares by the Underwriters. The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a Prospectus is required in connection with the offering or sale of the Shares.

                  (b) The Company will notify the Representative promptly, with a confirmation in writing, of (i) the issuance of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Prospectus or any order directed to the adequacy or accuracy of any Incorporated Document or of the initiation of any proceedings for any such purpose and (ii) the receipt of any comments from the Commission in respect of the Registration Statement or the Prospectus, or requesting additional information or the amendment or supplementation of the Registration Statement or the Prospectus. If the Commission shall issue a stop order or any order preventing or suspending the use of the Prospectus or any order directed to the adequacy or accuracy of any Incorporated Document at any time, or shall initiate any proceedings for any such purpose, the Company will make every reasonable effort to prevent the issuance of such order and, if issued, to obtain the lifting thereof.

                  (c) Within the time during which a prospectus relating to the Shares is required to be delivered under the Act, the Company will comply so far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Prospectus; and if during such period any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements
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         therein, in the light of the circumstances under which they were made, not misleading, or if during such period it is necessary to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations or to file under the Exchange Act the rules and regulations of the Commission thereunder any document incorporated by reference into the Prospectus in order to comply with the Act, the Rules and Regulations, the Exchange Act or the rules and regulations of the Commission thereunder, the Company will promptly notify the Representative and will amend or supplement the Prospectus or file such document (in form satisfactory to counsel for the several Underwriters and counsel for the Company and at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                  (d) The Company will cooperate with the Underwriters in qualifying and registering the Shares for sale under the securities laws and legal investment laws of such jurisdictions as the Representative may designate, and in continuing such qualifications in effect so long as required for their distribution; provided, however, that the Company shall not be obligated to file any general consent to service of process or to submit to any requirements which it deems unduly burdensome. The Company will advise the Representative promptly of any order or communication of any public authority addressed to the Company suspending or threatening to suspend qualification of the Shares for sale in any jurisdiction.

                  (e) Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, the Company will pay, or reimburse the Underwriters on demand for, all reasonable costs and expenses incident to the performance of the Company's obligations under this Agreement, including all expenses incident to the authorization of the Shares and their issuance and delivery by the Company, all expenses incident to listing the Shares on any stock exchange, any necessary stamp taxes in connection with the foregoing, the reasonable fees and expenses of the Company's counsel and accountants, the costs and expenses incident to the preparation and filing under the Act of the Registration Statement (including all exhibits and amendments thereto), the Prospectus and this Agreement, all fees and disbursements (including reasonable fees and disbursements of counsel) incurred by the Company or the Underwriters in connection with the qualification of the Shares for sale under state securities laws and the preparation of Blue Sky Memoranda and Legal Investment Surveys, the cost of furnishing to the Underwriters copies of Blue Sky Memoranda and Legal Investment Surveys, the Registration

         Statement and the Prospectus, and each amended or supplemented Registration Statement or Prospectus and each Prospectus prepared to permit compliance with Section 10(a)(3) of the Act and the cost of preparing this Agreement and the costs of preparing copies of the legal opinion referred to in subparagraph (e) of Section 5 hereof, the Underwriters' Questionnaires and the Agreement Among Underwriters. The Company shall not, however, be required to pay for any of the Representative's expenses or those of any of the other Underwriters, other than as hereinabove set forth; provided, however, that, if this Agreement shall not be consummated because it is (i) terminated by the Representative pursuant to Section 5 or Section 6 hereof, (ii) terminated pursuant to Section 3 hereof, or (iii) terminated by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure, refusal or inability be due to the default or omission of the Underwriters, then and in any such case, the Company shall reimburse the several Underwriters (but not defaulting Underwriters in the event of termination pursuant to Section 3 hereof) for all out-of-pocket expenses (including reasonable fees and disbursements of counsel for the several Underwriters) reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder, but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits or commissions from the sale by them of the Shares.

                  (f) The Company will apply the proceeds from the sale of the Shares substantially as set forth under the caption "Use of Proceeds" in the Prospectus.

                  (g) The Company will deliver to the Representative, as promptly as practicable, a signed copy of the Registration Statement and all amendments thereto including all exhibits filed therewith and signed consents, certificates and opinions of accountants and of any other persons named in the Registration Statement as having prepared, certified or reviewed any part thereof, and will deliver to the Representative such number of unsigned copies of the Registration Statement and of all amendments thereto, without exhibits, as the Representative may reasonably request. The Company will deliver to or upon the order of the Representative, from time to time, as many copies of the Prospectus (excluding Incorporated Documents) as the Representative may reasonably request.
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                  (h) The Company will make generally available to its security holders and deliver to the Representative as soon as it is practicable to do so, an earnings statement (as defined in Rule 158 under the Act), which need not be audited, covering a period of at least twelve months beginning not later than the first day of the month next succeeding the month in which occurred the effective date of the Registration Statement, which shall satisfy the requirements of Section 11(a) of the Act.

                  (i) For a period of five years from the Closing Date, the Company will deliver to the Representative and, upon request, to each of the other Underwriters (i) as soon as available, a copy of each report of the Company mailed to security holders or filed with the Commission and (ii) from time to time such other information concerning the Company as the Representative shall reasonably request. If at any time, the Company shall have a majority-owned subsidiary or subsidiaries which is or are "significant" within the meaning of Regulation S-X of the Commission, the financial statements contained in the documents referred to in (i) shall be furnished in consolidated form, if such consolidation is required under such Regulation S-X, for the Company and such subsidiary or subsidiaries.

                  (j) During the period beginning on the date hereof and continuing through the Closing Date, the Company will not offer, sell or otherwise alienate, without the Representative's prior consent, any other of its shares of Preferred Stock.

                  5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to the accuracy, as of the date hereof and as of the Closing Date (as if made on such Date), of the representations and warranties of the Company herein, to the accuracy of statements of Company officers made in certificates delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement, or order preventing or suspending the use of the Prospectus, shall have been issued and shall remain in effect; no order of the Commission directed to the adequacy or accuracy of any Incorporated Document shall be in effect; and no proceedings for any such purpose shall have been instituted or be pending or, to the knowledge of the Company or the Representative, shall be contemplated or threatened by the Commission; any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of Reid & Priest, counsel for the several Underwriters; no amendment to the Registration Statement or Prospectus shall have been filed hereafter to which the Representative or Reid & Priest, counsel for the several Underwriters, shall have reasonably and promptly objected in writing after having received reasonable notice and a copy thereof; there shall be in full force and effect on the date of this Agreement appropriate orders of the Delaware Public Service Commission and the Virginia State Corporation Commission permitting the issuance and sale of the Shares and the transactions relating thereto substantially in accordance with the terms and conditions set forth herein and in the Prospectus; such orders shall contain no condition inconsistent with the provisions hereof or unacceptable to the Representative and shall be issued under circumstances that in the Representative's reasonable judgment are appropriate for the protection of the Underwriters; and from the date of this Agreement up to and including the Closing Date, neither of said orders shall have been rescinded, modified (except to extend the time for the Company, or to broaden the Company's authority, to act thereunder) or stayed, or the right of the Company to operate thereunder restrained, or be subject to any litigation or proceeding pending, or to the knowledge of the Representative or the Company, threatened.

                  (b) Except as set forth in or contemplated by the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change in the capital stock, short-term debt or long-term debt of the Company and the Subsidiaries taken as a whole, or any adverse change or any development involving a prospective adverse change in the condition (financial or other), net worth or results of operations of the Company and the Subsidiaries taken as a whole, all or any of which, in the Representative's reasonable judgment, materially impairs the investment quality of the Shares; and no Underwriter shall have disclosed in writing to the Company on or prior to the Closing Date that the Registration Statement or Prospectus contained an untrue statement of fact which, in the opinion of Reid & Priest, counsel for the Underwriters, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) The authorization and issuance of the Shares, the Registration Statement, the Prospectus and all corporate proceedings and other legal matters incident thereto shall be satisfactory in all material respects to Reid & Priest, and the Company shall have furnished to Reid & Priest such documents as they may reasonably request to enable them to be satisfied with respect to the matters referred to in this subparagraph and to furnish to the Representative an opinion, dated as of the Closing Date, as required by subparagraph
         (e) of this Section 5.

                  (d) On the Closing Date, the Representative shall have received the favorable opinion of Dale G. Stoodley, General Counsel for the Company, dated as of such date, satisfactory in form, scope and substance to the Representative and to counsel for the Underwriters to the effect that:

                           (i) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of Delaware and Virginia, with corporate power and other authority, including franchises, necessary to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to issue and sell the Shares;

                           (ii) the Company is duly qualified as a foreign corporation in good standing in Maryland, New Jersey, Ohio and Pennsylvania, being all of the jurisdictions in which the conduct of its business or its ownership or leasing of properties requires such qualification; and the Company owns all of the stock of the Subsidiaries, free and clear of any lien, pledge or other encumbrance;

                           (iii) except as otherwise set forth in the Prospectus, and except with respect to the location of certain poles, wires and other facilities within public highways or over or under public or navigable waters (the status of which does not in any case threaten to affect materially the Company's ability to conduct its present business), the Company has such valid franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, approvals, authorizations and/or orders of governmental bodies, political subdivisions or regulatory authorities, free from materially burdensome restrictions, as are necessary for the acquisition, construction and ownership of the properties owned or leased by it and the maintenance and operation of the properties now operated by it and the conduct of the business now carried on by it as described in the Registration Statement and the Prospectus, and, to the best of the knowledge of such counsel, the Company is not in default or violation of any of such franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, approvals, authorizations and/or orders of governmental bodies, political subdivisions or regulatory authorities, to the extent that would materially affect the conduct of such business, and the Company is not, to any material extent, in violation of any applicable Federal, state or other laws and regulations;

                           (iv) the Shares have been duly and validly authorized and issued and, when delivered against payment therefor as provided herein, they will be fully paid and non-assessable and free and clear of any claim, lien, encumbrance or security interest on behalf of, or arising through, the Company;

                           (v) the Shares conform as to legal matters to the description thereof and the statements concerning them contained in the Registration Statement and the Prospectus, and the summary of certain terms and provisions thereof appearing in the Registration Statement and the Prospectus fairly presents the information called for by the Act and the Rules and Regulations;

                           (vi) the Delaware Public Service Commission and the Virginia State Corporation Commission have issued orders (to be identified by date and docket number) authorizing the issuance and sale of the Shares and authorizing generally the transactions relating thereto (including permitting the Company to enter into this Agreement and perform its obligations hereunder). Neither of such orders contains any condition inconsistent with the provisions hereof nor, to the best knowledge of such counsel, has either of such orders been rescinded, modified or stayed, and no further action is required to be taken by, and no further authorization, consent or approval is required to be obtained from, any governmental authority having jurisdiction in connection with the authorization, issuance and sale of the Shares (other than in connection with state securities or blue sky laws as to which counsel need express no opinion);

                           (vii) the statements in the Prospectus that are stated therein to have been made on the authority of such counsel as an expert have been reviewed by such counsel and, as to matters of law and legal conclusions, are correct and fairly present the information required to be shown;

                           (viii) such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus, incorporated by reference into the Prospectus or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that are not described, incorporated by reference or filed as required;

                           (ix) the performance of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Restated Certificate and Articles of Incorporation, as amended, or By-Laws, as amended, of the Company, or any statute, indenture, mortgage, deed of trust, note or other agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which any of them is bound or to which any of their property is subject, or any order, rule or regulation known to such counsel applicable to the Company or to any Subsidiaries or any of their property of any court or other governmental body;

                           (x) this Agreement has been duly authorized, executed and delivered by the Company and is valid and binding on the Company, except that rights to indemnity hereunder may be limited under securities laws;

                           (xi) the Registration Statement has become effective under the Act, and, to the best knowledge of such counsel, no stop order with respect thereto has been issued, no order directed to the adequacy or accuracy of any Incorporated Document has been issued by the Commission and no proceeding for any such purpose has been initiated or is pending or, to the best knowledge of such counsel, contemplated by the Commission; at the time the Registration Statement became effective, the Registration Statement, and at the time the Prospectus was first filed with the Commission pursuant to Rule 424(b), the Prospectus, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations, and each Incorporated Document, when filed with the Commission (or if any such document has been amended to correct any error or omission therein, when such amendment was filed with the Commission) and when any other amendment thereof was filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to the financial statements and other financial data included therein); and such counsel has no reason to believe that the Registration Statement, at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the time the Prospectus was first filed with the Commission pursuant to Rule 424(b) and at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, although counsel assumes no responsibility for the accuracy or completeness of the statements contained therein, except as specifically stated above; and

                  (xii) the shareholders of the Company have no preemptive rights to subscribe for any of the Shares.

                  (e) On the Closing Date, the Representative shall have received the favorable opinion of Reid & Priest, counsel for the several Underwriters, dated as of such date, satisfactory in form, scope and substance to the Representative with respect to the sufficiency of all corporate proceedings and other legal matters relating to the Shares, the form of the Registration Statement and the Prospectus, and as to the execution and authorization of this Agreement and the transactions contemplated hereby as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters. In rendering such opinions, Reid & Priest may rely as to matters governed by Delaware, Maryland, New Jersey, Ohio, Pennsylvania and Virginia law upon the opinion of Dale G. Stoodley, General Counsel for the Company, who may in turn rely upon the opinions of other counsel as to certain legal conclusions affected by the laws of Maryland, New Jersey, Ohio, Pennsylvania and Virginia.

                  (f) On the date hereof and at the Closing Date, the Representative shall have received letters of Coopers & Lybrand, dated as of such dates, to the effect set forth in Schedule III annexed hereto and with respect to such other matters as to which the Representative shall have inquired.

                  (g) On the Closing Date, the Representative shall have received a certificate or certificates, dated as of such date, of the President or a Vice President or the principal accounting officer of the Company to the effect that, to the best of his or her knowledge based on a reasonable investigation:

                           (i) the representations and warranties of the Company in this Agreement are true and correct, as though made on and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions required by this Agreement to be performed or satisfied by the Company on or prior to the Closing Date; and

                           (ii) he or she has examined the Registration
         Statement and the Prospectus, and, in his or her opinion, when the Registration Statement became effective and at all times subsequent thereto, neither the Registration Statement nor the Prospectus included or then includes any untrue statement of a material fact or omitted or then omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended Registration Statement or a supplemented Prospectus which had not been so set forth.

                  All the opinions, letters, certificates and documents mentioned above or elsewhere in this Agreement will be in compliance with the provisions hereof only if they are reasonably satisfactory to Reid & Priest. The Company will furnish the Representative with such conformed copies of such opinions, letters, certificates and documents as the Representative may reasonably request.

                  If any condition to the Underwriters' obligations hereunder to be satisfied on or prior to the Closing Date is not so satisfied, the Representative may terminate this Agreement without liability on the part of any Underwriter or the Company, except for the expenses to be paid or reimbursed by the Company pursuant to Section 4(e) and except for any liability under Section 7 hereof.

                  6. Termination of Agreement. (a) The Representative, by notice to the Company, may terminate this Agreement, at any time after the date of this Agreement and on or prior to the Closing Date, if during such period (i) trading on the New York Stock Exchange or the American Stock Exchange shall have been wholly suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the American Stock Exchange, by the New York Stock Exchange or the American Stock Exchange or by order of the Commission or any other governmental authority having jurisdiction, or (ii) a banking moratorium shall have been declared by Federal or New York authorities, or (iii) an outbreak of hostilities or an escalation thereof, a declaration of war by Congress, another substantial calamity or crisis or another event or occurrence of a similar character which, in the Representative's reasonable judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Shares or to enforce contracts for the sale of the Shares shall have occurred, or (iv) the Company shall have sustained a substantial loss by fire, flood, accident or other calamity which in the Representative's reasonable judgment renders it inadvisable to consummate the sale of the Shares to, and the delivery of the Shares by, the several Underwriters, regardless of whether or not such loss shall have been insured. This Agreement may also be terminated at any time prior to the Closing Date if, in the reasonable judgment of the Representative, the subject matter of any amendment or supplement to the Registration Statement or the Prospectus renders it either inadvisable to proceed with such offering or inadvisable to proceed with the delivery of the Shares to be purchased hereunder.

                  (b) In the event of the termination pursuant to this Section, the Company shall not be under any liability to any Underwriter, except for the expenses to be paid by it pursuant to the provisions of Section 4(e) and except for any liability under Section 7, nor shall any Underwriter be under any liability to the Company, except for any liability under Section 7.

                  (c) If the Representative elects to terminate this Agreement as provided in this Section, the Company shall be notified promptly by the Representative by telephone, confirmed in writing.

                  7. Indemnification. (a) The Company will indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus, or the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability the Company may otherwise have.

                  (b) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, or the Prospectus, or any amendment or supplement thereto, or arise out of or based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or allegedly untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter specifically for use in the preparation thereof; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless, (i) the employment of additional counsel has been authorized in writing by the indemnifying party in connection with defending such action, or (ii) representation of both the indemnifying party and the indemnified party by the same counsel shall be inappropriate by applicable standards of professional conduct for attorneys in the jurisdiction where suit shall have been instituted due to actual or potential conflicting interests between them (it being understood that the indemnifying party shall not be liable for the expense of more than one separate counsel (in addition to local counsel) representing the indemnified parties in such action).

                  (d) No indemnity by the Company hereunder shall apply in respect of (i) any preliminary prospectus furnished to a person to whom any of the Shares shall have been sold, unless a copy of the Prospectus is furnished by an Underwriter or securities dealer to such person at or prior to the furnishing of the written confirmation of such sale or mailed to such person with such confirmation or (ii) any preliminary prospectus or Prospectus used by an Underwriter or securities dealer after the same has been superseded by an amended or supplemented preliminary prospectus or Prospectus supplied by the Company to the Representative for the use of the Underwriters and securities dealers. As used in this Section 7(d), the term "Prospectus" does not include any Incorporated Document.

                  (e) If the indemnification provided for in subparagraph (a) or (b) above should not be available to an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to therein, then the indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and such indemnified party on the other from the offering of the Shares, and also the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (f) The indemnifying party agrees that it would not be just and equitable if contribution were to be determined by pro rata allocation (even if the Underwriters were to be treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in subparagraph (c) above if the indemnifying party shall have assumed the defense of any such action in accordance with the provisions thereof). No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  8. Representations and Indemnities to Survive. All representations and warranties of the Company contained herein and in the certificate or certificates delivered pursuant to Section 5(g) and the indemnity agreements contained in Section 7 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or any officer, director or controlling person, and shall survive delivery of and payment for the Shares and, in the case of the indemnity agreements contained in Section 7, any termination of this Agreement.

                  9. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and if sent to the Underwriters shall be mailed, delivered or transmitted by facsimile and confirmed to the Representative at the address set forth in
Schedule I hereto, or if sent to the Company shall be mailed, delivered or transmitted by facsimile and confirmed to it, c/o Vice President and Chief Financial Officer, 800 King Street, P.O. Box 231, Wilmington, Delaware 19899. Any such address may be changed from time to time by notice as aforesaid.

                  10. Parties. This Agreement shall inure to the benefit of and be binding upon the several Underwriters and the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto, their respective successors and assigns and the controlling persons, officers and directors referred to in Section 7, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, their respective successors and assigns and said controlling persons, officers and directors, and for the benefit of no other person or corporation. No purchaser of any of the Shares through or from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

                  11. Underwriters Not Agents of the Company. Nothing herein contained shall constitute the Underwriters, or any of them, agents or representatives of the Company, or authorize them to act for or on behalf of the Company in any capacity.

                  12. Controlling Law. Although the place of performance of certain obligations under this Agreement is stated to be outside of Delaware, it is the express intention of the parties hereto that this Agreement shall be governed by and construed in accordance with the laws of Delaware, without regard to the choice of law principles.

                  If the foregoing correctly sets forth the understanding between the Company and the Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Underwriters severally.

                                               Very truly yours,



                                               DELMARVA POWER & LIGHT COMPANY



                                               By:_____________________________
                                                  Title:


ACCEPTED as of the date first above written, as Underwriters and as Representative of the other Underwriters named in Schedule II.


[REPRESENTATIVE]



By:_________________________________
   Title:

                                   SCHEDULE I



Underwriting Agreement dated

Registration Statement No.
Representative and Address:





SECURITIES:

                  DESIGNATION:        [__% Preferred Stock, par value $100.00
                                      per share] [__% Preferred Stock -- $25
                                      Par]

                  NUMBER OF SHARES:  ______

                  PURCHASE PRICE PER SHARE:

                  PUBLIC OFFERING PRICE PER SHARE:

                  CONCESSION PER SHARE:

                  REALLOWANCE PER SHARE:

                  CLOSING DATE, TIME AND LOCATION:

                                   SCHEDULE II



         Underwriter                        Number of Shares
         -----------                        ----------------

               Total

                                  SCHEDULE III



               (i) They are independent public accountants within the meaning of the Act and the applicable published rules and regulations thereunder;

               (ii) In their opinion, the consolidated financial statements of the Company and subsidiary companies ("Companies") examined by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the published rules and regulations thereunder;

               (iii) On the basis of procedures performed specified by the American Institute of Public Accountants for a review of interim financial information as described in SAS No. 71 (but not an examination in accordance with generally accepted auditing standards) on the unaudited interim consolidated financial statements of the Company as set forth in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, if any, a reading of the latest available unaudited interim consolidated financial statements, if any, of the Company subsequent to the financial statements incorporated by reference in the Prospectus and the minutes of meetings of the Board of Directors and stockholders of the Company and inquiries of officers and other employees of the Company responsible for accounting matters and other specified procedures, nothing has come to their attention which causes them to believe that (A) the unaudited consolidated financial statements incorporated by reference in the Prospectus, if any, do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or that any material modifications should be made to such unaudited consolidated financial statements for them to be in conformity with generally accepted accounting principles; (B) the unaudited interim consolidated financial statements, if any, for periods subsequent to the financial statements incorporated by reference in the Prospectus are not fairly stated on a basis substantially consistent with that of the audited consolidated financial statements; (C) at a specified date not more than three days prior to the date of such letter, there was any change in the capital stock of the Companies or in their long-term debt, any increase in their short-term debt or any decrease in their consolidated net assets, in each case as compared with amounts shown in the most recent unaudited interim consolidated balance sheet incorporated by reference in the Prospectus; or (D) for the period from the date of the most recent audited or unaudited consolidated financial statements incorporated by reference in the Prospectus to a subsequent date not more than five days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated operating revenues, operating income, net income, earnings applicable to common stock and earnings per average share of common stock of the Company; except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur or which (i) are described in such letter and (ii) as so described, are determined by the Representative in its discretion, not to be material; and

               (iv) They have compared the dollar amounts (or percentages derived from such dollar amounts), ratios and other financial information as agreed upon contained in (A) the Prospectus, (B) the Company's latest Annual Report on Form 10-K incorporated by reference into the Prospectus, and (C) the Company's latest Quarterly Report on Form 10-Q incorporated by reference into the Prospectus and (D) the Company's Current Reports on Form 8-K incorporated by reference into the Prospectus, (in each case to the extent that such dollar amounts, percentages, ratios and other financial information are derived from the general accounting records of the Company subject to the internal controls of the Company's accounting system, or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter, and have found such dollar amounts, percentages, ratios and other financial information to be in agreement with such results except as otherwise specified in such letter; and

      (v) They have read the Preferred Stock issuance tests contained in Article Fourth.A.9(a) of the Company's Restated Certificate and Articles of Incorporation, reviewed a Company-prepared worksheet (attached) showing that the issuance of the Shares is in compliance with such tests, and passed the arithmetical accuracy of the computations set forth in such schedule.